Idaho Tax-Exempt Fund
May 31, 2002 Report

Fellow Shareowners:

Idaho Tax Exempt Fund provided a total return of +2.36% for the six months and +5.68% for the twelve months ending May 31, 2002. Total Fund assets are now $6.7 million. The Fund continues to outperform common stocks, as evidenced by the -13.84% S&P 500 Index return for the twelve months ending May 31, 2002.

Since September 2001, the U.S. Federal Reserve Bank’s deep interest rate cuts and the federal income tax cut provided enough economic stimulus to avoid a recession. But terrorist threats at home and wars abroad, as well as the unwinding of the speculative stock bubble since March 2000, are shaking investor confidence and overshadowed the broad economy’s solid performance. Interest rates changed little since our November 2001 report.

Looking ahead, the economy recovers at a spotted but reasonable pace. Barring greater weakness the U.S. dollar, the Federal Reserve will keep interest rates low. Inflation remains low. The bond yield curve will maintain its normal slope, with lower interest rates for shorter maturities. Short-term interest rates should remain near current cyclical lows, and long-term rates held down by continued investor demand in a non-inflationary era. Despite a recent rally in general bond prices, the Idaho municipal bond market still offers reasonable value.

While suffering from the technology downdraft, we expect the Idaho economy to grow faster than the national economy for the forseeable future. Idaho’s pro-business policies, natural resources and high standard of living give the State a competitve edge in the marketplace. The credit quality of Idaho municipal issuers improves as the State’s economy grows and diversifies.

For two years we have recommended investors reposition financial assets from the high-priced stock markets to a core investment holding in tax exempt bonds. We remain convinced that a balanced, diversified investment portfolio will produce positive results in the years ahead.

We invite you to again review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes (including federal alternative minimum tax), a high-quality diversified bond portfolio and daily supervision by professional managers. Recently we added on-line Internet access to your account. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

July 15, 2002

Performance data quoted in this report represents past	Average Annual Total Returns
performance and is no guarantee of future performance. The investment return and principal value of investments	One Year	5 Years	10 Years
in the Fund fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.	6.28%	5.28%	5.67%
			Performance data for years ended 6/28/2002.

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

Airport Parking (3.4%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$215,000	$221,945
Electric Power (2.6%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	155,000	168,769
Financial Services (2.5%)
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	163,760
General Obligations (46%)
AA-	Ada & Canyon Counties	5.50% due 7/30/2011	175,000	191,100
	JSD #2 Meridian	5.50% due 7/30/2015	100,000	108,650
AAA	Adams County GO	5.00% due 8/1/2014	110,000	111,034
A+	Bannock County GO Jail	5.05% due 9/1/2012	95,000	97,774
A	Bannock County SD #25	4.90% due 8/1/2009	90,000	93,897
	"	5.25% due 8/1/2016	110,000	112,266
AAA	Bingham County SCD #55	5.00% due 8/1/2009	200,000	213,300
AAA	Boise City GO ISD	5.50% due 7/30/2011	95,000	98,629
AA-	"	5.50% due 7/30/2016	150,000	157,470
A	Boise County SD #73	5.15% due 7/31/2010	125,000	131,534
AAA	Caldwell GO	5.30% due 5/15/2014	150,000	158,595
AAA	Canyon County ID SD #132	5.40% due 7/30/2011	195,000	208,806
	"	5.40% due 7/30/2012	100,000	107,080
AAA	Canyon County ID SD #134 Middleton	4.65% due 7/31/2016	170,000	167,875
A	Canyon County ID SD #135 Notus Series 1994	6.00% due 8/1/2007	50,000	50,066
AAA	Cassia, Twin Falls JSD #151	5.10% due 8/1/2009	90,000	96,687
	"	5.375% due 8/1/2013	85,000	92,055
	"	5.375% due 8/1/2015	75,000	81,225
AAA	Clark County SD #161 Dubois	5.00% due 8/1/2015	270,000	275,589
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	70,913
AAA	Kuna Sch/Comm Library Dist.	4.90% due 8/1/2013	75,000	76,238
AAA	Meridian ID Free Library Dist.	5.00% due 8/1/2006	200,000	202,220
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	71,944
AAA	Teton County SD #401 GO	5.50% due 8/1/2012	75,000	79,417
	SUB-TOTAL		2,915,000	3,054,364

2	May 31, 2001 Semi-Annual Report

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
Housing (4.2%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	75,000	76,628
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	125,000	128,676
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	50,000	51,259
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,241
AA	Idaho Housing Authority
	Single Fam Mort SR Series C1	7.70% due 7/1/2017	15,000	15,202
	SUB-TOTAL		275,000	282,006
Medical/Hospitals (4%)
AAA	Idaho Health Facility Auth.
	Holy Cross	5.25% due 12/1/2014	80,000	83,032
AAA	Idaho Health Facility Auth. Corp.
	Holy Cross Sys Corp Rev	5.00% due 12/1/2022	115,000	112,044
AAA	Idaho Health Facility
	Holy Cross Rev Refunding	5.25% due 12/1/2011	65,000	68,812
	SUB-TOTAL		260,000	263,888
Real Estate (3%)
AAA	Idaho State Bldg Authority Series C	5.70% due 9/1/2007	100,000	102,280
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	99,140
			200,000	201,420
Roads (2%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	30,396
A	Post Falls, Kootenai County L.I.D. #91-1	7.95% due 4/15/2003	20,000	20,065
	"	7.95% due 4/15/2004	20,000	20,113
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	20,145
	"	7.95% due 4/15/2006	20,000	20,176
	"	7.95% due 4/15/2007	20,000	20,140
	SUB-TOTAL		130,000	131,035

May 31, 2001 Semi-Annual Report	3

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
State Education (11.7%)
AAA	Boise State University
	Student Univ. & Housing Sys.	5.10% due 4/1/2014	300,000	308,910
AAA	Idaho State University
	Student Fee Revenue	4.90% due 4/1/2017	150,000	149,130
AAA	University of Idaho
	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	124,872
AAA	University of Idaho
	Student Fee Revenue	5.60% due 4/1/2015	185,000	195,841
	SUB-TOTAL		755,000	778,753
Sewer (1.8%)
A	Troy, Sewer Revenue	7.50% due 2/1/2003	10,000	9,998
	"	7.60% due 2/1/2004	10,000	10,059
	"	7.70% due 2/1/2005	15,000	15,119
	"	7.80% due 2/1/2006	15,000	15,167
	"	7.90% due 2/1/2007	15,000	15,182
	"	8.00% due 2/1/2008	15,000	15.203
	"	8.00% due 2/1/2009	20,000	20,244
	"	8.00% due 2/1/2010	20,000	20,256
	SUB-TOTAL		120,000	121,228
Urban Renewal (9.4%)
AAA	Boise City Idaho Urban Renewal Rev	5.00% due 9/1/2012	65,000	67,688
AAA	Boise City Urban Renewal	5.875% due 8/15/2025	190,000	200,165
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	199,250
AA	Pocatello Development Authority	5.15% due 3/1/2011	150,000	158,901
	SUB-TOTAL		605,000	626,004
Water Supply (5.7%)
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	60,471
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	211,838
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	73,165
A	Ucon Water & Sewer Rev. Refunding	7.75% due 12/1/2002	35,000	35,083
	SUB-TOTAL		365,000	380,557

Total Investments (96.3%)		(Cost=$6,209,421)	$6,155,000	$6,393,729
Other Assets (net of liabilities) (3.7%)				247,668
Total Net Assets (100%)				$6,641,397
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

4	May 31, 2001 Semi-Annual Report

Financial Highlights

	Year ended November 30,
Selected data per share of capital stock outstanding throughout the period:	Period ended May 31, 2002	2001	2000	1999	1998	1997
Net asset value at beginning of period
Income from investment operations	$5.28	$5.13	$5.01	$5.36	$5.28	$5.25
Net investment income	0.11	0.22	0.23	0.24	0.25	0.26
Net gains or losses on securities (both realized and unrealized)	0.01	0.15	0.12	(0.35)	0.12	0.03
Total From investment operations	0.12	0.37	0.35	(0.11)	0.37	0.29
Less Distributions
Dividends (from net investment income)	(0.11)	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	(0.04)	0.00
Total Distributions	(0.11)	(0.22)	(0.23)	(0.24)	(0.29)	(0.26)
Net asset value at end of period	$5.29	$5.28	$5.13	$5.01	$5.36	$5.28
Total Return	2.36%	7.40%	7.28%	(2.18)%	7.27%	5.69%

Ratios/Supplemental data
Net assets ($000), end of period	$6,641	$6,650	$5,628	$6,151	$6,264	$5,255
Ratio of expenses to average net assets*	0.40%	0.79%	0.80%	0.80%	0.76%	0.80%
Ratio of net investment income to average net assets	2.14%	4.21%	4.69%	4.55%	4.69%	4.99%
Portfolio turnover rate	6%	13%	14%	13%	23%	20%

*For each of the above periods, all or a portion of the expenses were waived. If these costs had not been waived, the resulting increase to the ratio of expenses to average net assets would be .04%, .11%, .14%, .05%, .07%, and .16%, respectively.

Statement of Assets and Liabilities
As of May 31, 2002
Assets
	Bond Investments (Cost $6,209,421)	$6,393,729
	Cash	159,426
	Interest Receivable	100,386
	Insurance Reserve Premium	2,473
	Total Assets		$6,656,014

Liabilities
	Other Liabilities	14,617
	Total Liabilities		14,617

Net Assets			$6,641,397

Fund Shares Outstanding			1,255,158

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)	6,499,583
	Undistributed net investment income	164
	Accumulated net realized loss on investments	(42,657)
	Unrealized net appreciation on investments	184,307
	Net Assets applicable to Fund shares outstanding		$6,641,397

Net Asset Value, Offering and Redemption price per share			$5.29

(The accompanying notes are an integral part of these financial statements)

May 31, 2001 Semi-Annual Report	5

Statement of Operations

For the period ended May 31, 2002

Investment Income
	Interest income	$171,851
	Amortization of bond premium	(4,351)
	Accretion	278
	Gross Investment Income		$167,778

Expenses
	Investment Advisor and administration fee	16,468
	Professional fees	5,214
	Shareholder service fee	1,921
	Meetings	1,404
	Insurance	1,308
	Printing and postage	1,118
	Custodian fees	833
	Other expenses	732
	Filing and Registration fees	393
	Total gross expenses	29,391
	Less: advisory fees waived	(2,118)
	Less: custodian fees waived	(833)
	Net expenses		26,440
	Net investment income		141,338

Net realized loss on investments
	Proceeds from sales	442,675
	Less: cost of securities sold (based on identified cost)	446,327
	Realized net loss		(3,652)

Unrealized gain on investments
	End of period	184,307
	Beginning of period	172,328
	Increase in unrealized gain for the period		11,979
	Net realized and unrealized gain on investments		8,327

Net increase in net assets resulting from operations			$149,665

Statement of Changes in Net Assets

		Period ended	Year ended
		May 31, 2002	Nov. 30, 2001
INCREASE (DECREASE) IN NET ASSETS
From Operations
	Net investment income	$141,338	$262,883
	Net realized gain (loss) on investments	(3,652)	33,570
	Net increase in unealized appreciation	11,979	139,197
	Net increase in net assets	$149,665	$435,650

Dividends to shareowners from net investment income		(141,419)	(262,974)

Fund Share Transactions
	Proceeds from sales of shares	272,829	1,150,800
	Value of shares issued in reinvestment of dividends	113,788	213,038
		386,617	1,363,838
	Cost of shares redeemed	(403,624)	(514,250)
	Net increase (decrease) in net assets from share transactions	(17,007)	849,588
Total increase (decrease) in net assets		$(8,761)	$1,022,264

NET ASSETS
	Beginning of period	6,650,158	5,627,894
	End of period	6,641,397	6,650,158

Shares of the fund sold and redeemed
	Number of shares sold	58,078	218,964
	Number of shares issued in reinvestment of dividends	21,618	40,308
		79,696	259,272
	Number of shares redeemed	(83,187)	(97,226)
Net increase (decrease) in number of shares outstanding		(3,491)	162,046

(The accompanying notes are an integral part of these financial statements)

6	May 31, 2001 Semi-Annual Report

Notes to Financial Statements

Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Unaudited Information
The information in this interim report has not been subject to independent audit.

Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion for bonds underwritten as original issue discounts and for bonds purchased at market discounts.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the distribution date.

Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the six months ended May 31, 2002, the Fund incurred advisory fee expenses of $16,468.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2003. Accordingly, for the six months ended May 31, 2002, Saturna Capital waived $2,118 of the advisory fee.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the six months ended May 31, 20021, custodian fees incurred by the Fund amounted to $833. The custodian waived its fees for earnings credits.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the six months ended May 31, 2002, the Fund paid such a fee of $1,921.

One trustee is also a director and officer of Saturna Capital Corporation. The unaffiliated trustees receive a fee of $100 per meeting attended, and in the period ending May 31, 2002, such fees totalled $700.

Investments
At May 31, 2002, the net unrealized appreciation of investments for the Fund of $184,307 comprised gross unrealized gains of $191,879 and gross unrealized losses of $7,572.

During the six months ended May 31, 2002, the Fund purchased $398,218 of securities and sold/matured $442,675 of securities.

May 31, 2001 Semi-Annual Report	7

Web: http://www.saturna.com
E-mail: idaho@saturna.com

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Saturna Capital
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This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

I D A H O Tax-Exempt Fund

(graphic omitted)
A Portfolio of Saturna Investment Trust
SEMI-ANNUAL REPORT May 31, 2001